Exhibit 99.1

          First National Corporation Reports Fourth Quarter and 2003 Earnings and Announces Cash Dividend

    COLUMBIA, S.C.--(BUSINESS WIRE)--xx--First National Corporation (Amex: FNC), the holding company for South Carolina Bank and Trust and South Carolina Bank and Trust of the Piedmont, reports solid earnings results for the three month and twelve month periods ended December 31, 2003.

    Results of Operations and Financial Results

    Please refer to the accompanying tables for detailed comparative data reflecting results of operations and financial information. Net earnings for the 2003 fourth quarter and year were $3,667,000 and $14,786,000, compared with $3,800,000 and $13,834,000 in the comparable periods of 2002. Diluted earnings per share were $0.47 and $1.91 for the 2003 fourth quarter and year, compared to $0.49 and $1.79 in 2002. Chief Executive Officer C. John Hipp, III noted, "Like many lending institutions, FNC's fourth quarter earnings were somewhat impacted by a decrease in mortgage loan originations; however, we are very pleased to report record net income for the year as a whole, up 6.9% from 2002."
    Average total loans, net of unearned income, were up $76,379,000, or 9.0%, and average total deposits increased by $48,751,000, or 5.4%, for the quarter compared to comparable balances in the same period last year. Similarly, loans and deposits have increased significantly from year-end 2002. Total assets at December 31, 2003 were $1,197,692,000, up 4.6% from the previous year. Compared with September 30, 2003, total assets declined by $1,129,000, as portfolio loan increases were offset by declines in secondary market mortgage loans held for sale in connection with a general rise in fixed mortgage interest rates and moderation of refinancing activity. At December 31, 2003, total shareholders' equity was $112,349,000, an increase of 8.6% for the year. Current total equity represents a book value per basic share of $14.61 and a total equity-to-assets ratio of 9.38%, both reflecting increases over the previous year and a strong capital position. The 2003 fourth quarter and twelve-month operating results represent annualized returns on average assets of 1.22% and 1.23%, respectively, and annualized returns on average total equity of 13.15% and 13.72%, respectively. Comparable ratios for the same periods in 2002 were 1.33% and 1.28% for ROAA, and 14.76% and 14.09% for ROAE.
    Non-taxable equivalent net interest income (before provision for loan losses) was $12,434,000 for the fourth quarter of 2003, up from $12,320,000 in the comparable period last year. The extended period of historically low interest rates continues to pressure the net interest margins of depository institutions. Nonetheless, FNC's margins were compressed only slightly during the last half of the year. The Company achieved solid 4.51% and 4.56% net interest margins in the 2003 fourth quarter and full year, respectively. Continued growth in earning assets and in low-rate and noninterest bearing deposits have contributed to increases in net interest income (in dollars) and mitigated the impact of the compression of the net interest margins in this economic environment.
    Non-interest income for the fourth quarters of 2003 and 2002 was $5,511,000 and $5,144,000 respectively, an increase of 7.1% increase. The increase in the most recent quarter was primarily attributable to increases in bankcard charges and mutual fund fees and, to a lesser extent, secondary market mortgage fee income. Secondary market mortgage origination fees doubled from 2002 to 2003 for the full year, but the comparable increase mitigated in the fourth quarter as a result of a substantial slowing of mortgage loan refinance activity in our markets and nationwide. Non-interest expenses were $12,062,000 in the fourth quarter, up 14.6% from $10,525,000 in the comparable period of 2002. This increase was due mainly to planned higher levels of salary, benefits and incentive expenses associated with increased staffing and lending activities, and commissions to mortgage loan originators based on strong production.
    The Company's asset quality measurements continue to compare very favorably with regional and national peers. At December 31, 2003, nonperforming loans totaled $6,751,000, or 0.72% of period end loans. Other real estate owned amounted to $1,465,000. The allowance for loan losses at December 31, 2003 was $11,700,000 and represented 1.25% of total loans, net of unearned income. The current allowance provides
1.73 times coverage of nonperforming loans and approximately 13 times coverage of fourth quarter annualized net charge-offs. Net charge-offs in the fourth quarter totaled $219,000 or an annualized 0.09% of average loans net of unearned income. The provision for loan losses for the quarter was $446,000 compared to $1,208,000 in the comparable period last year. (The loan data above do not include mortgage loans held for sale.)
    Each of First National's operating subsidiaries performed profitably during the quarter. South Carolina Bank and Trust, headquartered in Orangeburg, SC, had net income of $3,385,000. South Carolina Bank and Trust of the Piedmont, headquartered in Rock Hill, SC, had earnings of $365,000.
    C. John Hipp, III, President and Chief Executive Officer stated, "This month marks the first anniversary of our move into our new corporate headquarters facility in Columbia. It has been an exciting and rewarding year, as we have successfully worked our strategy of creating new customer and community relationships with our unique brand of "big bank services and small bank service". We are pleased to report solid earnings for the quarter and for the year. In spite of a challenging economic environment, we were able, through careful deposit pricing and good returns on our earning assets, to maintain our net interest margins at comparatively strong levels. We continue to maintain a healthy balance sheet, as evidenced once again by the latest measurements of asset quality - long a primary focus of our institution. Also, while production of mortgage loans held for sale has decreased in the fourth quarter, FNC enjoyed a record year as a whole in loan originations and increases in non-interest income - particularly in secondary market mortgage origination fee income. Finally, we look forward to 2004 with enthusiasm and a renewed focus on our corporate objectives of maintaining high levels of safety and soundness while seeking opportunities for growth and profitability. To that end, we will be introducing some new products and streamlining some of our lending processes early this year as part of our ongoing goal to put our customers' needs first."

    Quarterly Cash Dividend

    The Board of Directors of First National Corporation also announces a quarterly cash dividend of $.17 per share, equaling the dividend per share from the prior quarter and representing a 6.3% increase over the dividend declared in the first quarter of 2003. The current dividend is payable on February 13, 2004 to shareholders of record as of January 30, 2004.
    First National Corporation is a multi-bank holding company whose principal subsidiaries are South Carolina Bank and Trust, N.A. and South Carolina Bank and Trust of the Piedmont, N.A. Through these banking subsidiaries, First National Corporation operates 34 financial centers in 13 South Carolina counties. The Company offers a full range of retail and commercial banking services, mortgage lending services, trust and investment services, and consumer finance loans. First National Corporation's common stock is traded on the American Stock Exchange under the symbol "FNC".

    Statements contained in this press release, which are not historical facts, are forward-looking statements. In addition, FNC through its senior management or directors may from time to time make forward-looking public statements concerning matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgement of FNC's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward looking statements are identified in the public filings made by FNC with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of FNC or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                      First National Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

             Three months ended          Twelve months ended
                December 31,        %        December 31,       %
           --------------------- Change --------------------- Change
              2003       2002              2003       2002
           ---------- ---------- ------ ---------- ---------- ------
EARNINGS SUMMARY
 (non tax equivalent)

Interest
income       $15,498    $16,733   -7.4%   $64,854    $67,324   -3.7%
Interest
expense        3,064      4,412  -30.6%    14,622     18,752  -22.0%
           ---------- ----------        ---------- ----------
Net
interest
income        12,434     12,320    0.9%    50,232     48,572    3.4%
Provision
for loan
losses(b)        446      1,208  -63.1%     2,345      3,227  -27.3%
Noninterest
income         5,511      5,144    7.1%    22,915     17,848   28.4%
Noninterest
expense       12,062     10,525   14.6%    48,715     42,567   14.4%
           ---------- ----------        ---------- ----------
Earnings
before
income
taxes          5,438      5,731   -5.1%    22,087     20,626    7.1%
Provision
for income
taxes          1,770      1,931   -8.3%     7,302      6,792    7.5%
           ---------- ----------        ---------- ----------
Net
earnings      $3,667     $3,800   -3.5%   $14,786    $13,834    6.9%
           ========== ==========        ========== ==========

Basic
earnings
per share(a)  $0.477     $0.495   -3.7%    $1.925     $1.805    6.7%
           ========== ==========        ========== ==========
Basic
weighted
average
shares(a)  7,686,606  7,672,491    0.2% 7,680,482  7,664,295    0.2%

Diluted
earnings
per share(a)  $0.471     $0.491   -4.1%    $1.906     $1.791    6.4%
           ========== ==========        ========== ==========
Diluted
weighted
average
shares(a)  7,785,923  7,739,855    0.6% 7,757,493  7,723,533    0.4%

Cash
dividends
declared
per common
share(a)      $0.170     $0.145   17.2%    $0.660     $0.573   15.2%
Dividend
payout
ratio          33.62%     34.29%            33.98%     33.71%

                       AVERAGE for Quarter Ended
----------------------------------------------------------------------
               Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,   Dec.  31,
                2003       2003       2003        2003      2002
               -------    -------    -------    -------    -------
BALANCE SHEET
HIGHLIGHTS

Mortgage loans
held for
sale           $16,360    $79,218    $48,724    $28,620    $25,944

Total loans(b) 924,911    905,855    895,261    870,994    848,532

Total
investment
securities     162,944    170,164    172,487    167,987    185,966

Earning
assets       1,113,805  1,158,996  1,135,746  1,083,899  1,065,284

Total assets 1,191,277  1,235,528  1,209,091  1,156,659  1,130,774

Noninterest
bearing
deposits       179,488    189,071    174,141    148,611    147,248

Interest
bearing
deposits       769,255    778,286    789,391    758,053    752,924

Total
deposits       948,743    967,356    963,531    906,664    900,172

Nondeposit
borrowings     125,106    154,723    132,183    140,618    123,229

Shareholders'
equity         110,659    108,599    106,990    104,844    102,154



                                          AVERAGE
                                  for Twelve Months Ended
                                  -----------------------      %
                                 31-Dec-2003 31-Dec-2002     Change
                                 ----------- ----------      ------
BALANCE SHEET HIGHLIGHTS

Mortgage loans held
for sale                             $43,296    $14,207      204.7%

Total loans(b)                       899,421    792,594       13.5%

Total investment
securities                           168,386    205,429      -18.0%

Earning assets                     1,123,037  1,022,234        9.9%

Total assets                       1,198,081  1,084,810       10.4%

Noninterest bearing
deposits                             172,957    138,447       24.9%

Interest bearing
deposits                             773,789    716,763        8.0%

Total deposits                       946,746    855,210       10.7%

Nondeposit borrowings                137,905    125,351       10.0%

Shareholders' equity                 107,791     98,171        9.8%


                                  ENDING  Balance
               ---------------------------------------------------
              Dec.  31,  Sep. 30,    Jun. 30,   Mar. 31,   Dec. 31,
                2003       2003        2003       2003      2002
               -------    -------    --------   -------    -------
BALANCE SHEET
HIGHLIGHTS

Mortgage loans
held for
sale           $12,346    $35,923    $53,934    $31,393    $39,141

Total
loans(b)       938,760    913,381    899,070    881,383    863,422

Total
investment
securities     152,009    162,192    183,454    190,230    164,951

Allowance
for loan
losses(b)      (11,700)   (11,473)   (11,112)   (11,233)   (11,065)

Premises
and
equipment       32,180     32,010     31,932     30,984     28,186

Total
assets       1,197,692  1,198,821  1,229,244  1,192,941  1,144,948

Noninterest
bearing
deposits       169,192    184,760    196,855    177,207    146,104

Interest
bearing
deposits       777,086    748,752    789,073    764,198    752,059

Total
deposits       946,278    933,511    985,928    941,404    898,163

Nondeposit
borrowings     133,017    149,916    130,833    139,544    138,116

Total
liabilities 1,085,343  1,088,973  1,121,172  1,087,293  1,041,453

Shareholders'
equity         112,349    109,848    108,071    105,648    103,495

Actual #
shares
outstanding  7,690,186  7,686,107  7,681,616  7,678,934  7,673,339

   (a) Per share data and associated shares have been retroactively adjusted to give effect to a 10% common stock dividend paid to shareholders on December 6, 2002.

   (b)  Loan data excludes mortgage loans held for sale.


                      First National Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

                               Dec.    Sep.    Jun.    Mar.    Dec.
                                31,     30,     30,     31,     31,
                               2003    2003    2003    2003    2002
                              ------  ------  ------  ------  ------
NONPERFORMING ASSETS
(ENDING balance)

Nonaccrual loans              $4,669  $3,443  $3,437  $3,339  $3,010

Other real
estate owned                   1,465   1,540     670     496   1,051

Accruing
loans past
due 90 days or more            2,082   2,281   1,774   2,383   1,729
                              ------  ------  ------  ------  ------
Total nonperforming
assets                        $8,216  $7,264  $5,881  $6,218  $5,790
                              ======  ======  ======  ======  ======

Total nonperforming
assets as a
percentage of
total loans and OREO(b)         0.87%   0.79%   0.65%   0.71%   0.67%
                              ======  ======  ======  ======  ======


                                  Quarter Ended
                  ----------------------------------------------
                   Dec. 31, Sep. 30,  Jun. 30, Mar. 31, Dec. 31,
                     2003     2003     2003      2003     2002
                   -------  -------   -------  -------  -------
ALLOWANCE FOR LOAN
LOSSES(b)

Balance at
beginning
of period          $11,473  $11,112   $11,233  $11,065  $10,626

Loans charged
off                   (380)    (554)     (678)    (799)    (802)

Loan recoveries        161       84       327      128       33
                  --------- -------- --------- -------- --------
Net (charge-offs)
recoveries            (219)    (470)     (351)    (671)    (769)

Provision
for loan
losses                 446      831       230      839    1,208
                  --------- -------- --------- -------- --------
Balance
at end
of period           11,700   11,473    11,112   11,233   11,065
                  ========= ======== ========= ======== ========

Allowance
for loan
losses as
a percentage
of total loans(b)     1.25%    1.26%     1.24%    1.27%    1.28%
                  ========= ======== ========= ======== =========
Allowance
for loan
losses as
a percentage
of nonperforming
loans               173.30%  200.44%   213.22%  196.29%  233.47%
                  ========= ======== ========= ======== ========
Net
charge-offs
as a percentage
of average loans
(annualized)(b)       0.09%    0.21%     0.16%    0.31%    0.36%
                  ========= ======== ========= ======== ========
Provision
for loan
losses as a
percentage of
average total
loans
(annualized)(b)       0.19%    0.36%     0.10%    0.39%    0.56%
                  ========= ======== ========= ======== ========


                                 Dec 31,    % of    Dec 31,    % of
                                 2003      Total     2002     Total
                                --------- -------- --------- --------
LOAN PORTFOLIO
(ENDING balance)(b)

Commercial                      $119,193    12.69% $108,717    12.57%

Consumer                          98,180    10.45%  110,732    12.80%

Real estate:

Commercial                       362,897    38.63%  322,664    37.31%

Consumer                         244,425    26.02%  230,945    26.70%

Firstline                        101,101    10.76%   81,545     9.43%

Other loans                       13,741     1.46%   10,212     1.18%
                                --------- -------- --------- --------
Total loans
(gross)(b)                       939,538   100.00%  864,814   100.00%

Unearned income                     (778)       0    (1,392)       0
                                --------- -------- --------- --------
Total loans
(net of unearned
income)(b)                      $938,760   100.00% $863,422   100.00%
                                ========= ======== ========= ========
Mortgage
loans held
for sale                         $12,346            $39,141


                                Quarter Ended
            ------------------------------------------------------
             Dec. 31,   Sept. 30,  Jun. 30,    Mar. 31,   Dec. 31,
               2003       2003       2003        2003      2002
            ---------- ---------- ----------  ---------  ---------

SELECTED RATIOS

Return
on average
assets
(annualized)     1.22%      1.25%      1.26%      1.20%      1.33%
            ========== ========== ========== ========== ==========

Return on
average
equity
(annualized)    13.15%     14.20%     14.29%     13.23%     14.76%
            ========== ========== ========== ========== ==========

Net
interest
margin
(tax
equivalent)      4.48%      4.50%      4.52%      4.71%      4.69%
            ========== ========== ========== ========== ==========

Efficiency
ratio (tax
equivalent)     66.34%     65.56%     66.16%     64.85%     59.45%
            ========== ========== ========== ========== ==========

End of
period
book value
per common
share(a)        $14.61     $14.29     $14.07     $13.76     $13.49
            ========== ========== ========== ========== ==========
End of
period #
shares(a)    7,690,186  7,686,107  7,681,616  7,678,934  7,673,339
            ========== ========== ========== ========== ==========

End of
period
Equity-to-
Assets           9.38%      9.16%      8.79%      8.86%      9.04%
            ========== ========== ========== ========== ==========


                                            Twelve Months Ended
                                          ----------------------
                                          31-Dec-2003  31-Dec-2002
                                          -----------  -----------

SELECTED RATIOS

Return on
average assets (annualized)                   1.23%        1.28%
                                          ===========  ===========
Return on
average equity (annualized)                  13.72%       14.09%
                                          ===========  ===========
Net interest
margin (tax equivalent)                       4.56%        4.84%
                                          ===========  ===========
Efficiency ratio (tax equivalent)            65.74%       63.19%
                                          ===========  ===========

   (a) Per share data and associated shares have been retroactively adjusted to give effect to a 10% common stock dividend paid to shareholders on December 6, 2002.

   (b) Loan data excludes mortgage loans held for sale.


                      First National Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

                                  Three Months Ended
             ---------------------------------------------------------
                      December 31, 2003        December 31, 2002
             ---------------------------------------------------------
                                  Yield                        Yield
              Average             (NON-   Average              (NON-
              Balance   Interest   TE)    Balance    Interest   TE)
             ---------- --------- ------ ---------  --------- -----

YIELD ANALYSIS

Interest
Earning
Assets:

Total
Interest
Earning
Assets       $1,113,805  $15,498  5.52%  $1,065,284  $16,733  6.23%

Noninterest
Earning
Assets:

Total
Noninterest
Earning
Assets           77,471                      65,490
             ----------                  ----------
Total
Assets       $1,191,277                  $1,130,774
             ===========                 ===========

Interest
Bearing
Liabilities:

Total
Interest
Bearing
Liabilities    $894,361   $3,064  1.36%    $876,153    4,412  2.00%

Noninterest
Bearing
Liabilities:

Total
Noninterest
Bearing
Liabilities     186,257                     152,468

Shareholders'
Equity          110,659                     102,154
             -----------                 -----------
Total
Non-IBL and
Shareholders'
Equity          296,915                     254,621
             -----------                 -----------
Total
Liabilities
and
Shareholders'
Equity       $1,191,277                  $1,130,774
             ===========                 ===========
Net
Interest
Income
and
Margin
(NON-TAX                 --------                    --------
EQUIV.)                  $12,434  4.43%              $12,320  4.59%
                         ======== -----              ======== -----
Net
Interest
Margin
(TAX
EQUIVALENT)                       4.51%                       4.69%
                                  =====                       =====


                                 Twelve Months Ended
            ---------------------------------------------------------
                     December 31, 2003        December 31, 2002
            ---------------------------------------------------------
                                 Yield                        Yield
             Average             (NON-   Average              (NON-
             Balance   Interest   TE)    Balance    Interest   TE)
            ---------- --------- ------ ---------  --------- -----

YIELD
ANALYSIS

Interest Earning
Assets:

Total Interest
Earning
Assets       $1,123,037  $64,854  5.77% $1,022,234  $67,324  6.59%

Noninterest
Earning
Assets:

Total
Noninterest
Earning
Assets           75,044                     62,576
             -----------                -----------
Total
Assets       $1,198,081                 $1,084,810
             ===========                ===========

Interest
Bearing
Liabilities:

Total
Interest
Bearing
Liabilities    $911,694  $14,622  1.60%   $842,114  $18,752  2.23%

Noninterest
Bearing
Liabilities:

Total
Noninterest
Bearing
Liabilities     178,595                    144,525

Shareholders'
Equity          107,791                     98,171
             -----------                -----------
Total
Non-IBL and
Shareholders'
Equity          286,386                    242,696
             -----------                -----------
Total
Liabilities
and
Shareholders'
Equity       $1,198,081                 $1,084,810
             ===========                ===========
Net
Interest
Income
and
Margin
(NON-                    --------                   --------
TAX EQUIV.)              $50,232  4.47%             $48,572  4.75%
                         ======== -----             ======== -----
Net
Interest
Margin
(TAX
EQUIVALENT)                       4.56%                      4.84%
                                  =====                      =====



                   Three months ended      Twelve months ended
                     December 31,             December 31,
                  ------------------  %   ------------------    %
                   2003     2002    Change  2003     2002     Change
                  -------  -------- ----- -------- ---------  ------
NON-INTEREST
INCOME
& EXPENSE

Noninterest
income:

Service
charges
on
deposit
accounts          $2,884   $3,049   -5.4%   $11,537  $10,902    5.8%

Secondary
market
mortgage
fees               1,467    1,255   16.9%     6,976    3,404  104.9%

Trust
fees                 132      147  -10.3%       710      655    8.4%

Other
service
charges,
commissions,
fees               1,028      693   48.2%     3,692    2,887   27.9%
                 -------- --------          -------- --------
Total
noninterest
income            $5,511   $5,144    7.1%   $22,915  $17,848   28.4%
                 ======== ========          ======== ========
Noninterest
expense:

Salaries
and
employee
benefits          $7,388   $6,385   15.7%   $28,670  $24,136   18.8%

Net
furniture
and
equipment
expense            1,095      858   27.7%     4,397    3,858   14.0%

Net
occupancy
expense              776      558   38.9%     2,887    2,319   24.5%

Amortization          50       57  -12.2%       201      229  -12.2%

Other              2,753    2,667    3.2%    12,560   12,025    4.4%
                 -------- --------          -------- --------
Total
noninterest
expense          $12,062  $10,525   14.6%   $48,715  $42,567   14.4%
                 ======== ========          ======== ========


    CONTACT: First National Corporation
             Richard C. Mathis, 803-765-4618; fax: 803-765-1966